Registration No. 333-45664
ICA No. 811-10123

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check Appropriate Box or Boxes)

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. ___
☒	Post-Effective Amendment No. 39

and/or

☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 40

The North Country Funds

(Exact Name of Registrant as Specified in Charter)

1445 Research Blvd, Suite 530
Rockville, MD 20850

(Address of Principal Executive Offices)(Zip Code)

631-490-4300

(Registrant’s Telephone Number, Including Area Code)

Christine Casares

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

(Name and Address of Agent For Service)

With a copy to:

Parker D. Bridgeport

Thompson Hine LLP

41 S. High St., 17th Floor
Columbus, Ohio 43215

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).
☒	On March 31, 2026 pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE NORTH COUNTRY LARGE CAP EQUITY FUND

Ticker: NCEGX

a series of

THE NORTH COUNTRY FUNDS

Prospectus dated March 31, 2026

This Prospectus provides important information about The North Country Large Cap Equity Fund (the “Fund”) that you ought to know before investing. Please read it carefully before investing and retain it for future reference. The Fund is a series of The North Country Funds (the “Trust”).

An investment in the Fund is not a deposit in or guaranteed by Arrow Bank National Association (formerly known as Glens Falls National Bank & Trust Company) or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Investment in the Fund involves the possible loss of principal invested.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

FUND SUMMARY – THE NORTH COUNTRY LARGE CAP EQUITY FUND	1
INVESTMENT OBJECTIVE	1
FEES AND EXPENSES OF THE FUND	1
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL INVESTMENT RISKS	2
INVESTMENT ADVISER	5
PORTFOLIO MANAGER	5
PURCHASE AND SALE OF FUND SHARES	6
TAX INFORMATION	6
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	6
ADDITIONAL INFORMATION ABOUT INVESTMENT	7
STRATEGIES AND RELATED RISKS	7
INVESTMENT OBJECTIVES	7
PRINCIPAL INVESTMENT STRATEGIES	7
PRINCIPAL INVESTMENT RISKS	8
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS SPECIFIC TO THE FUND	12
NON-PRINCIPAL INVESTMENT STRATEGIES	12
NON-PRINCIPAL INVESTMENT RISKS	12
PORTFOLIO HOLDINGS	13
MANAGEMENT	14
THE ADVISER	14
PORTFOLIO MANAGER	14
ADVISORY FEE	14
ORGANIZATION	15
ADMINISTRATOR AND TRANSFER AGENT	15
DISTRIBUTOR	15
LEGAL COUNSEL	15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
HOW TO PURCHASE SHARES	21
HOW TO REDEEM SHARES	21
Fund Proxy Voting Disclosures	24
Tailored Shareholder Report Disclosure	25
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	26
Account Statements and Transaction Confirmation	27
HOW SHARES ARE PRICED-NET ASSET VALUE	29
DISTRIBUTIONS	31
FEDERAL TAX CONSIDERATIONS	31
FINANCIAL HIGHLIGHTS	34
North Country Large Cap Equity Fund	35
Privacy Notice	36
THE NORTH COUNTRY LARGE CAP EQUITY FUND	38

FUND SUMMARY – THE NORTH COUNTRY LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The North Country Large Cap Equity Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses(1)	0.29%
Total Annual Operating Expenses	0.99%

(1)	Other Expenses exclude extraordinary expenses. Had these extraordinary expenses been included, Other Expenses would have been 0.35%.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

1 Year	3 Years	5 Years	10 Years
$101	$317	$549	$1,218

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than $10 billion at the time of purchase. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”). The Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, REITs, Energy, and Communication Services.

Advisors Preferred LLC (the “Adviser”) attempts to outperform the Fund’s benchmark index by varying the number and percentages of the Fund’s holdings and emphasizing one or more sectors in selecting its investments. The Adviser selects portfolio securities based on its analysis of various factors including price/earnings ratios, the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities.

The Adviser utilizes a buy and hold approach, generally maintaining its position in a company’s stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals.

PRINCIPAL INVESTMENT RISKS

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The net asset value of the Fund’s shares will fluctuate based on the value of the securities held in its portfolio. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities (such as stocks), which are generally more volatile and carry more risk than some other forms of investments. The price of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, social or market conditions. Stock prices in general may decline over short or extended periods of time, lowering the value of the Fund’s investments. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates, terrorism, war, natural disasters, and epidemics. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Investing in Mutual Funds. All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer’s securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

Liquidity Risk. The Fund may invest in securities that are or become illiquid, and the Fund may not be able to sell such securities at the time and/or the price the Adviser believes would be advantageous.

Manager Risk. Investment in the Fund involves the risk that the Adviser’s assessment of the growth potential of specific securities may prove incorrect.

Foreign Securities Risk. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies that may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity, increased market risk due to regional economic, financial, social and political instability, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally), and the threat of nationalization and expropriation.

Large Cap Stock Risk. Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole because investments in larger, more established companies may involve certain risks associated with their larger size. For example, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel.

Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Financial Services Sector Risk. Performance of companies in the financial services sector may be adversely impacted by higher borrower default rates, changes in interest rates, leverage, and increased government regulation.

Cybersecurity Risk. Like other funds and business enterprises, the Fund, the Adviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund.

The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents. New ways to carry out cyber-attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber-attack.

Performance

Prior to March 30, 2021, the Fund was known as the North Country Equity Growth Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 30, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

Annual Total Return for Years Ended December 31

Highest Quarter:	June 30, 2020	21.11%
Lowest Quarter:	December 31, 2018	(16.55)%

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2025)

	1 Year	5 Years	10 Years
The North Country Large Cap Equity Fund
Return before taxes	13.29%	11.88%	13.68%
Return after taxes on distributions	12.55%	9.37%	11.51%
Return after taxes on distributions and sale of Fund shares	8.40%	8.93%	10.80%
S&P 500 Total Return Index (1) (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

(1)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Advisors Preferred, LLC (“Advisors Preferred” or the “Adviser”)

PORTFOLIO MANAGER

Mr. Warwick, Senior Portfolio Manager and Senior Vice President of the Adviser, has served as the portfolio manager of the Fund since February 2025.

PURCHASE AND SALE OF FUND SHARES

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request via mail (The North Country Funds, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), or by telephone at (888) 350-2990 or through a financial intermediary. The minimum initial investment in the Fund is $500. The minimum subsequent investment in the Fund is $100. The Fund or the Adviser may waive any investment minimum.

TAX INFORMATION

The Fund’s distributions to you are taxable and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred vehicles, such as 401(k) Plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT

STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term capital appreciation. The Fund’s investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund’s outstanding shares.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than $10 billion at the time of purchase. The Fund is subject to a formal policy that it will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days’ notice to shareholders. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”). For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

The Adviser selects portfolio securities for investment by the Fund based primarily on its analysis of various factors which influence the issuer’s fundamental investment value and prospects for long-term growth. The Adviser determines the investment value of each portfolio security by screening certain financial indicators such as the price-to-earnings ratio, the return on equity, and cash flow using proprietary quantitative techniques. The Adviser also considers the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities in order to evaluate a company’s growth prospects.

The Fund will not concentrate in any particular industry. The Adviser intends to invest the Fund’s portfolio among numerous industries in companies that have consistent operating histories, strong management teams and favorable growth prospects. The Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, REITs, Energy and Communications Services. The Adviser, in its sole discretion, determines which and to what extent each sector is to be represented in the Fund’s portfolio and will purchase or sell portfolio securities if it believes that a particular sector should or should not be included in the Fund’s investments. However, the extent to which the Adviser invests in any particular sector will be governed, to a large degree, by market conditions.

The Adviser will normally use a buy and hold approach, generally maintaining its position in a company’s stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals. The frequency of the Fund’s portfolio transactions will vary from year to year. Since the Fund’s investment policies emphasize long-term investment in the securities of companies with favorable growth prospects, the Adviser does not anticipate frequent changes in investments and the Fund’s portfolio turnover rate is expected to be relatively low.

PRINCIPAL INVESTMENT RISKS

Manager Risk

Investment in the Fund involves the risk that the Adviser’s assessment of the growth potential of specific securities may prove incorrect. The-Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invest may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Market Risk

The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. Although equity investments generally have greater price volatility than fixed income investments, under certain market conditions fixed income investments may have comparable or greater price volatility. Market prices of investments held by the Fund can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, social or market conditions. Stock and/or bond prices in general may decline over short or extended periods of time, lowering the value of the Fund’s investments. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting markets generally.

During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund. Recently, there have been signs of inflationary price movements. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Unexpected local, regional, or global events, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Funds and their investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak, and its effects cannot be determined with certainty.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Issuer Specific Risk

The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer’s securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel. Lower-quality debt securities tend to be more sensitive to these changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities.

Foreign Securities Risk

The Fund may invest in the securities of foreign domiciled companies through the purchase of ADRs or the purchase of U.S. dollar denominated foreign securities that are traded in U.S. markets. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Because the Fund can make foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. These risks are more pronounced in emerging market countries.

Large Cap Stock Risk

Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole because investments in larger, more established companies may involve certain risks associated with their larger size.

For example, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Mutual Fund Risk

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved.

Sector Risk

To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Information Technology Sector Risk

Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Financial Services Sector Risk.

Performance of companies in the financial services sector may be adversely impacted by the rate of corporate and consumer debt defaults; decreased lending rates and/or increased costs of funding; leverage; increased governmental limitations on loans, other financial commitments, product lines and other operations; and increased competition.

Cybersecurity Risk

Like other funds and business enterprises, the Fund, the Adviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund.

The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents. New ways to carry out cyber-attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber-attack.

Liquidity Risk

The Fund may invest in securities that are or become illiquid. The Fund may not be able to sell these illiquid investments at the times and/or the prices the Adviser believes to be advantageous. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS SPECIFIC TO THE FUND

NON-PRINCIPAL INVESTMENT STRATEGIES

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that is inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If the Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on the Fund’s performance.

The Fund may not achieve its investment objective when taking such a position. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers in amounts equaling no more than 33-1/3% of the Fund’s total assets for money management purposes. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations.

Borrowing. The Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. The Fund does not use borrowing as a principal investment strategy. To reduce its indebtedness, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund.

Repurchase Agreements. The Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities (“collateral”) at a predetermined price or yield.

NON-PRINCIPAL INVESTMENT RISKS

Securities Lending Risk. Securities lending transactions involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss and you could lose money on your investment.

Borrowing Risk. If the Fund borrows money, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so in order to reduce its indebtedness. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund.

Illiquid Securities Risk: The Fund may invest up to 15% of its respective net assets in illiquid securities. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Repurchase Agreement Risk. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

Redemption Risk. The Fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the Statement of Additional Information, which may be requested free of charge by calling (888) 350-2990.

MANAGEMENT

The business of the Fund is managed under the direction of the Board of Trustees (the “Board”) of the Trust. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund.

THE ADVISER

Advisers Preferred, LLC has been retained under an Investment Advisory Agreement with The North Country Funds (the “Trust”), on behalf of the Fund, to serve as the investment adviser to the Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the SEC and its principal office is located at 1445 Research Blvd., Suite 530, Rockville, MD 20850. The Adviser was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds. As of December 31, 2025, the Adviser had approximately $1.8 billion in assets under management.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio. The Adviser provides the Fund with investment advice, supervises the Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Fund is available in the Fund’s semi-annual report to shareholders for the fiscal period ended May 31, 2025.

PORTFOLIO MANAGER

Ben Warwick has primary responsibility for the management and day-to-day implementation of the Fund’s investment strategies. Mr. Warwick, Senior Portfolio Manager and Senior Vice President of the Adviser, has been employed by the Adviser since November 2024. Mr. Warwick is also a Wealth Advisor and sub-group Chief Investment Officer for Aveo Capital Partners, LLC, a position held since July 2020. He is also Chief Investment Officer of Quantitative Equity Strategies, LLC, a position held since January 1999.

ADVISORY FEE

In consideration for the services rendered by the Adviser, the Fund pays the Adviser at an annual rate equivalent to 0.70% of the Fund’s average daily net assets. The Adviser has agreed, through February 26, 2027, to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses do not exceed an annual rate of 1.03%. Operating expenses with respect to the Fund, are defined to include all expenses necessary or appropriate for the operation of the Fund and including the investment advisory fee and other expenses, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation. The Adviser has right to receive reimbursement of any excess expense payments paid by it pursuant to the expense limitation agreement in future years on a rolling three-year basis from the time such fee is waived or reimbursed, if such reimbursement can be achieved both within the 1.03% operating expense limit and within any then-current operating expense limitation. This waiver may not be terminated prior to that date without the approval of the Board of Trustees of The

North Country Funds. During the portion of the fiscal year ended November 30, 2025, for which the Adviser served (commencing February 27, 2025), it earned $653,811, which was determined at an annual rate equivalent to 0.70% of the Fund’s average daily net assets. The Adviser voluntarily reimbursed a portion of the Fund’s legal fees in the amount of $44,177. During the portion of the fiscal year (concluding February 26, 2025) for which the Fund’s prior investment adviser served, it earned $229,392, which was determined at an annual rate equivalent to 0.75% of the Fund’s average daily net assets; and it waived $15,122 pursuant to a fee waiver agreement to reduce its compensation to an annual rate equivalent to 0.70% of the Fund’s average daily net assets. The prior investment adviser voluntarily reimbursed a portion of the Fund’s legal fees in the amount of $33,560.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares in the Fund.

ORGANIZATION

The Fund has been organized as a series of The North Country Funds, a Massachusetts business trust formed on June 1, 2000 and registered with the SEC as an open-end, management investment company on September 11, 2000. The shares of The North Country Funds may be offered in series in addition to the Fund. Each series has, and each future series will have, its own investment objective, policies and investment restrictions and is designed to meet different investment needs.

It is not intended that the Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of the Fund are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control the Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

ADMINISTRATOR AND TRANSFER AGENT

The Fund’s administrator and transfer agent is Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agency services to retail and institutional mutual funds.

Ultimus provides administrative, executive and regulatory services to the Fund. It supervises the preparation of the Fund’s tax returns and coordinates the preparation of reports to and filings with the SEC and various state securities authorities, subject to the supervision of the Trust’s Board of Trustees.

DISTRIBUTOR

Northern Lights Distributors, LLC (“the Distributor”), an affiliate of Ultimus, has entered into an Underwriting Agreement with the Trust to serve as the principal underwriter for the Fund and the distributor for the Fund’s shares. The Distributor is located at 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474.

LEGAL COUNSEL

Legal matters in connection with the Trust are passed upon by Thompson Hine LLP, 41 S. High Street, 17th Floor, Columbus, Ohio 43215.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1350 Euclid Ave. Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Trust.

HOW TO PURCHASE SHARES

Purchase by Mail

You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Telephone

Once an account has been established, you may purchase additional shares by telephone, by calling (888) 350-2990.

Purchase by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund toll-free at (888) 350-2990 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To add this option to your account, send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

●	You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify, or terminate this purchase option at any time.

●	Shares purchased by ACH are not available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on a periodic bases into your established Fund account. Please contact the Fund toll-free at (888) 350-2990 for more information about the Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts

You can open an account with a minimum initial investment of $500 and make additional investments, with a minimum of $100 at any time. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund and the Adviser each reserve the right to waive any investment minimum.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. Cash equivalents, for example, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and roller over checks), counter checks, starter checks, traveler’s and checks drawn on non-U.S. financial institutions will generally not be accepted. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or electronic payment returned to the transfer agent for insufficient funds. For shareholder account funds and/or transfers into the Fund, the Fund may accept securities in lieu of cash at the discretion of the Adviser. There may be blackout periods such as near the end of a fiscal quarter or other holding or reporting periods where the Adviser may refuse to accept securities into the Fund from new or existing Shareholders. Any tax issues resulting from the exchange of securities into the Fund in lieu of cash are the responsibility of the shareholder.

When Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund by the close of regular trading on the NYSE will be processed on that same day. Requests received after close of regular trading on the NYSE will be processed on the next business day.

Purchases in Good Order

A purchase request will be considered to be in “Good order” only if it includes all of the following:

A completed purchase application (for new accounts); and

the exact dollar amount of the investment;

For existing accounts, the account number and the name(s) exactly as registered on the account.

Payment in U.S. dollars, payable to the Fund

Good order means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. An Account Application that is sent to the Fund’s transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans, including traditional IRA, Roth IRA, Rollover IRA, Education IRA, SIMPLE IRA, SEP IRA and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Please call the Fund toll-free at (888) 350-2990 for the most current listing and appropriate disclosure documentation on how to open a retirement account. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made. Before investing in any IRA or other retirement plan, you should consult your tax advisor.

Limitations on Purchases

The Trust reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Trust’s view, is likely to engage in excessive trading. Trading is generally considered excessive if a substantive exchange or redemption occurs within 30 days of the purchase of Fund shares. Please see the Trust’s policy on frequent purchases and redemptions of Fund shares in the section entitled “How to Redeem Shares”. The Trust will not accept cash, credit card, or third-party checks for the purchase of shares.

Anti-Money-Laundering Program

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

●	full name,

●	date of birth (individuals only),

●	Social Security or taxpayer identification number, and

●	permanent street address (P.O. Box only is not acceptable)

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned, and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Anti-Money Laundering Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at (888) 350-2990.

HOW TO REDEEM SHARES

The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, any line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redeeming Shares by Mail

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45426

Redemptions by Telephone

You may purchase or redeem Fund shares by calling (888) 350-2990. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemption of Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemptions through Broker

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. Wire requests are only available if your redemption is for $10,000 or more. To request a wire redemption, mail or call us at 888-350-2990. If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan (SWP)

To establish an SWP, please complete the appropriate form or contact the Transfer Agent. If your individual account, IRA or other qualified plan account has a current account value of at least $2,500, you may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on a periodic basis into your established bank account. Please contact the Trust at 888-350-2990 for more information about the Trust’s Systematic Withdrawal Plan.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets at the beginning of the 90 days period). The Fund may also use redemption in kind for certain Fund shares held by Reflow. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. These redemption payment methods will be used in regular and stressed market conditions.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order.” Only if it includes all of the following:

The name of the Fund and the account number;;

The exact dollar amount or number of shares to be redeemed,

The name(s) of the registered account owner(s), exactly as they appear on the account,; and

Signature(s) of all registered owner(s).

Any required signature guarantee or medallion signature guarantee, if applicable.

Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Medallion Signature Guarantee Requirements

To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee (“MSG”), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or its transfer agent may require a Medallion Signature Guarantee in the following situations:

●	The redemption amount exceeds $50,000;

●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

●	The redemption proceeds are made payable to someone other than the registered account owner;

●	The proceeds are directed to a financial institution account not held in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;

●	Any other situation where the Fund or its transfer agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Fund’s transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Funds’ Transfer Agent reserves the right to reject any signature guarantee.

Low Balances

If at any time your account balance in the relevant Fund falls below $500, ($250 for retirement plans), the Fund may notify you that, unless the account is brought up to at least $500 within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $500 due to a decline in NAV.

Transferring Registration

To transfer the registration of your shares in the Fund to another owner, please contact the Transfer Agent at (888) 350-2990 for specific information concerning required documentation.

Special Situations

There are certain times when you may be unable to sell shares of the Fund, or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings. The Fund reserves the right to reject any purchase order or suspend offering of shares. Generally, the Fund may reject a purchase if it is disruptive to the efficient management of the Fund. The Fund may also refuse purchase requests from individuals or groups who have not been approved by the Fund’s Adviser.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to return mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, is legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas Law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Financial Intermediaries

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Fund of such trade or trades before 4:00 p.m. Eastern Time. In particular, financial intermediaries that transact in shares of the Fund through the Fund/SERV® system (a system used by mutual funds to settle purchases and redemptions of mutual fund shares) must, in many cases, notify the Fund of trades before placing them in the Fund/SERV® system. In the event that a financial intermediary transacts in shares of the Fund through the Fund/SERV® system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good order. In practice, this means that confirmation from a financial intermediary is not binding on the Fund. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption, or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Fund shall have a right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is completed as soon as practical, ordinarily the next business day. Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.

Dividends and Distributions Reinvestment Policy

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested in your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designated your account as “lost”);

2.	Dividends and capital gain distribution checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemptions proceeds sent by check which are not cashed with 180 days will be reinvestment into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

Householding

To reduce expenses, the Fund mails only one copy of the Summary Prospectus and tailored shareholder reports (“TSRs), to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 888-350-2990 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request. Copies of the Prospectus, SAI and long form financials are available by phone.

Fund Proxy Voting Disclosures

The actual voting records relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888-350-2990). The information is available on the Fund’s website at https://www.advisorspreferred.com/the-north-country-funds or on the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling (888-350-2990) and will be sent within three business days of receipt of a request.

Tailored Shareholder Report Disclosure

The Fund’s annual and semi-annual Tailored Shareholder Reports are available without charge, upon request, by calling toll free (888-350-2990). The information is available on the Fund’s website at https://www.advisorspreferred.com/the-north-country-funds or on the SEC’s website at www.sec.gov.

How to Contact the Fund

For more information about the Fund or your account, you may write to the Fund at:

Regular Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Overnight Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Or you may call us toll free at (888) 350-2990.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. The Board of Trustees has adopted a Market Timing and Exchange Policy (the “Policy”) to monitor frequent purchases and redemptions by Fund shareholders in an attempt to detect and discourage market timing. The Fund may reject purchase orders if there is reason to believe that an investor is engaging in market timing activities.

To prevent disruption in the management of the Fund, excessive trading or exchange activity is limited. Generally, trading or exchange activity is considered excessive if a substantive exchange or redemption occurs within 30 days of purchase. An investor’s right to purchase additional shares may be revoked if the redemption activity is considered excessive. The Trust may accept purchases or exchanges in excess of Policy guidelines if it believes that granting such exceptions is in the best interest of the Fund and the purchase or exchange is not part of a market timing strategy. Exceptions to the Policy must be approved by authorized persons, noted and maintained on a master exception log and reported to the Board of Trustees quarterly.

The Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing.

However, the Fund will work with brokers and other financial intermediaries that sell shares of the Fund, including those maintaining omnibus accounts with the Fund, to identify market timing transactions and enforce the Fund’s Market Timing and Exchange Policy.

It is a violation of Policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Trust’s Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Fund or its other shareholders.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

Account Statements and Transaction Confirmation

Upon completion of any transaction, you will receive a transaction confirmation.

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its transfer agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue

HOW SHARES ARE PRICED-NET ASSET VALUE

The price per share of the Fund is known as the “net asset value” per share (“NAV”). The Fund’s NAV is determined at the close of trading (generally 4:00 p.m.) (“Valuation Time”) on days on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed for business on most national holidays and on Good Friday. We will price your order at the NAV next calculated after the Fund receives your order in proper form. The Fund’s NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the SEC. Only purchase, exchange or redemption orders accepted by the Fund or a financial intermediary, which has entered into agreements with the Fund’s distributor, before the Valuation Time will be effective at that day’s price. If you purchase shares through a financial intermediary, you may be required to complete additional forms or follow additional procedures.

You should contact your financial intermediary regarding purchases, exchanges and redemptions. If a financial intermediary holds your shares, it is the responsibility of the financial intermediary to send your purchase, exchange or redemption order to the Fund. Your financial intermediary may have an earlier cut-off time for purchase, exchange or redemption orders.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example, in an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business. The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

Fund portfolio securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (NOCP). Fund portfolio securities not traded or dealt in upon any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, the mean of the current bid and ask prices. Investments for which no sales are reported are valued at the mean between the current bid and ask price. Certain short-term securities may be valued on the basis of amortized cost.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value pursuant to the Fund’s fair value pricing policies and procedures, as approved by the Board (the “Valuation Policy”). The Board oversees the fair value determinations. Pursuant to the Valuation Policy, the fair value process will take into account all relevant factors and circumstances in determining the fair value of a security, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the availability and use of data, reports or formulae produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; (viii) the size of the Fund’s holdings; (ix) the existence of any extraordinary event relating to the security; (x) changes in the market environment; and (xi) any other matters considered relevant by the Valuation Designee. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Valuation Policy would be categorized as level 3 under the accounting principles generally accepted in the United States of America.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There is no assurance that the Fund would obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

DISTRIBUTIONS

The Fund distributes its net investment income, such as dividends from stocks, and its net realized capital gains, for example when it sells securities for a higher price than it paid, to shareholders. Net short-term capital gains are treated as ordinary income, for U.S. federal income tax purposes, when distributed to shareholders.

The Fund intends to distribute dividends of net investment income, if any, on an annual basis. The Fund will distribute net realized capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shareholders become entitled to receive distributions on the day after the shares are reflected on the books of the transfer agent.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Long-term vs. short-term capital gains:

Long-term capital gains are realized on securities held (or deemed to be held) by the Fund for more than one year.

Short-term capital gains are realized on securities held (or deemed to be held) by the Fund for one year or less.

FEDERAL TAX CONSIDERATIONS

Any sale of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor, or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to operate in a manner such that the Fund itself will not be liable for federal income or excise tax. However, distributions to you, whether received in cash or reinvested in additional shares of the Fund, may be subject to Federal, state and local tax. Distributions from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable as long-term capital gains includable in net capital gain and taxed to individuals at reduced rates.

Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less and gains on the sale of or payment on bonds that are characterized as market discount are taxable to you as ordinary income. Properly reported distributions of “qualified dividend income” are taxable to you at the reduced rates that apply to net capital gain provided that both you and the Fund meet certain holding period and other requirements.

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the relevant Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions of Fund shares may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares. Your investment may have tax consequences that you should consider. Some of the more common federal income tax consequences are described here but you should consult your tax advisor about your particular situation. Although it is not an investment objective, the Fund’s Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for the Fund’s shareholders.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals as well as certain estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, exchange or redemption of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Early in each calendar year, the Fund will mail to you reports containing information about the Fund’s distributions during the previous year. Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

Taxes on Sales and Redemptions of Shares

A sale or redemption of your Fund shares is a taxable event. Any gain resulting from a sale, exchange or redemption of your Fund shares will generally be subject to tax as either long-term or short-term capital gain, depending upon the length of time you owned the shares.

Any loss from the sale or redemption of your Fund shares is generally treated as either long-term or short-term capital loss, depending upon the length of time you owned the shares. Upon the sale or redemption of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund shares you sold or redeemed on your consolidated Form 1099. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. The Fund’s default cost basis reporting is average cost.

Please contact the Fund at 888-350-2990 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Buying a Dividend

All distributions reduce the net asset value of the Fund’s shares by the amount of the distribution. Unless your investment is in a tax-advantaged account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you purchase shortly before a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution. This is known as “buying a dividend.” For example: On December 15, you invest $100, buying 10 shares for $10 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $9 (not counting market change). You still have only $100 (10 shares x $9 = $90 in share value, plus 10 shares x $1 = $10 in distributions), but you owe tax on the $10 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” you may wish to check the Fund’s distribution schedule before you invest.

Tax Withholding

The Fund may be required to withhold U.S. Federal income tax from all taxable distributions and from redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. Federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information (“SAI”), which is available upon request.

To the extent the Fund invests in other mutual funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

North Country Large Cap Equity Fund

(For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2025		2024		2023	2022	2021
Net asset value, beginning of year	$24.21		$20.77		$20.73	$25.86	$23.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.04		0.04		0.11	0.11	0.07
Net realized and unrealized gain (loss) on investments	2.11		6.41		2.19	(3.16)	4.74
Total from investment operations	2.15		6.45		2.30	(3.05)	4.81
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.04)		(0.12)		(0.12)	(0.07)	(0.10)
Distribution from net realized gains	(2.58)		(2.89)		(2.14)	(2.01)	(2.33)
Total distributions	(2.62)		(3.01)		(2.26)	(2.08)	(2.43)
Net asset value, end of year	$23.74		$24.21		$20.77	$20.73	$25.86
Total return (2)	9.75%		36.44%		12.95%	(13.02)%	22.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$127,807		$129,102		$116,738	$131,571	$170,626
Ratios to average net assets:
Expenses, before waiver	0.99	% *	1.10	% *	1.08%	1.02%	0.99%
Expenses, after waiver	0.97	% *	1.07	% *	1.08%	1.02%	0.99%
Net investment income	0.20%		0.20%		0.56%	0.51%	0.31%
Portfolio turnover rate	3%		3%		8%	7%	7%

(1)	Net investment income per share is based on average shares outstanding during the year.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

*	Includes voluntary reimbursement from the advisor for legal fees. Had the advisor not reimbursed legal expenses ratios would have been as follows:

	2025	2024
Expenses, before waiver	1.05%	1.14%
Expenses, after waiver	1.03%	1.11%

Privacy Notice

FACTS	WHAT DOES THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The North Country Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Who we are
Who is providing this notice?	The North Country Funds
What we do
How does The North Country Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The North Country Funds collect my personal information?

We collect your personal information, for example, when you

■     Open an account

■     Provide account information

■     Give us your contact information

■     Make deposits or withdrawals from your account

■     Make a wire transfer

■     Tell us where to send the money

■     Tells us who receives the money

■     Show your government-issued ID

■     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ The North Country Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The North Country Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The North Country Funds doesn’t jointly market.

THE NORTH COUNTRY LARGE CAP EQUITY FUND

Adviser	Advisors Preferred LLC 1445 Research Blvd. Suite 530 Rockville, MD 20850	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474.
Custodian	Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Legal Counsel	Thompson Hine LLP 41 South High Street 17th Floor Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Ave. Suite 800, Cleveland, OH 44115	Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, OH 45246-0707

Additional information about the Fund is included in the Fund’s SAI dated March 31, 2026, as supplemented from time to time. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s TSR which includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, and the Fund’s TSR and financials or other information about the Fund, or to make shareholder inquiries about the Fund, please call (888) 350-2990. You may also access this information by visiting https://www.advisorspreferred.com/the-north-country-funds or writing to:

Regular Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Express/Overnight Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45426

Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File Number: 811-10123

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY LARGE CAP EQUITY FUND

Ticker: NCEGX

Statement of Additional Information

March 31, 2026

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of The North Country Large Cap Equity Fund (the “Fund”), dated March 31, 2026, as supplemented from time to time (“Prospectus”). A copy of the Prospectus may be obtained by calling toll free at (888) 350-2990 or by sending your request in writing

Regular Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

The Fund’s financial statements and the report of the Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd., for the fiscal year ended November 30, 2025 are incorporated by reference into this Statement of Additional Information. A copy of the Fund’s Financial Statements contained in Form N-CSR may be requested, free of charge, by calling the Fund at (888) 350-2990.

TABLE OF CONTENTS

ORGANIZATION	1
INVESTMENT OBJECTIVES AND STRATEGIES	1
INVESTMENT POLICIES, RISKS AND RESTRICTIONS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	34
TRUSTEES AND EXECUTIVE OFFICERS	35
PROXY VOTING POLICY AND PROCEDURES	40
SHARE OWNERSHIP IN FUND	41
COMPENSATION	41
PORTFOLIO TURNOVER	41
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	42
INVESTMENT ADVISORY AND OTHER SERVICES	42
PORTFOLIO MANAGERS	46
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE	46
TAXATION	47
VOTING AND OWNERSHIP OF SHARES	58
PURCHASE OF SHARES	58
REDEMPTION OF SHARES	59
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	59
DIVIDENDS AND DISTRIBUTIONS	59
NET ASSET VALUE	60
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60
OTHER INFORMATION	60
FINANCIAL STATEMENTS	60
APPENDIX A	A-1

ORGANIZATION

The North Country Large Cap Equity Fund (the “Fund”) is a series of The North Country Funds (the “Trust”), a business trust organized pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts on June 1, 2000. The Trust's principal office is located at c/o Advisors Preferred LLC, 1445 Research Blvd., Suite 530, Rockville, MD 20850.

The Fund was initially organized as Collective Investment Trusts sponsored by the Glens Falls National Bank & Trust Company on March 26, 1984 under New York law and the regulations of the United States Comptroller of the Currency. The Fund commenced operations as a mutual fund regulated by the Securities and Exchange Commission (“SEC”) on March 1, 2001. Prior to their conversion into separate series of a registered investment company, investor participation in the Collective Investment Trusts was limited to qualified employee benefit plans, such as pension, profit sharing and 401(k) plans. Prior to March 30, 2021, the Fund was known as The North Country Equity Growth Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 30, 2021 may not be representative of the Fund had the Fund been following its current strategy.

The Trust is a diversified, open-end management investment company. It is not intended that the Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of the Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control the Fund.

The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional funds will not alter the rights of the Fund’s shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the assets of the Fund.

Advisors Preferred LLC (the “Adviser”) has been retained under an Investment Advisory Agreement with the Trust, on behalf of the Fund, to serve as the investment adviser to the Fund, subject to the authority of the Board of Trustees (see section entitled “Investment Advisory and Other Services” for more information).

INVESTMENT OBJECTIVES AND STRATEGIES

The following discussion describes the investment objective and principal investment strategies of the Fund. The investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund's outstanding shares. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

The Fund seeks to provide investors with long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The Fund may utilize certain derivatives for hedging purposes, to remain fully invested, or as an element of its investment strategy.

The Adviser selects portfolio securities based on its analysis of various factors including, price/earnings ratios, the strength or potential strength of a company's competitive position, strength of management, marketing prowess and product development capabilities. Portfolio securities may be sold as a result of various factors such as lack of performance, change in business direction, or adverse changes in other factors that were the basis for their purchase.

1

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

INVESTING IN MUTUAL FUNDS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. The following describes investment policies, risks and restrictions that are particular to the Fund as a result of the Fund's specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of the Fund's portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser, acting on written guidelines set by the Trust's Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund’s custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets for money management purposes, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of

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the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to entities such as broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to a lender an amount equal to any dividends or interest received on securities loaned. The Fund retains all or a portion of the interest received on the collateral and or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities. The Fund did not engage in securities lending during the most recent fiscal year.

BORROWING MONEY

The Fund may borrow money from banks for investment purposes, as a temporary measure for emergency purposes, or to facilitate redemption requests. The Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of the Fund tends to increase more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.

Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INVESTMENTS IN FOREIGN SECURITIES

Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve a risk of local, political, economic, financial or social instability, military action or unrest, or adverse diplomatic developments, including but not limited to, international wars or conflicts (including Russia's military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally), and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, or other government intervention. Foreign investments also involve the risk of possible embargoes or economic sanctions on a country, sector or issuer.

There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

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American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

Foreign investments may be subject to foreign withholding or other taxes on income or proceeds payable on the securities (including trading and tariff arrangements and restrictions, sanctions and cybersecurity attacks) which will reduce the Fund’s yield.

Investment Company Securities and ETFs

The Fund may acquire the securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and consistent with its investment objective and strategies. Unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund. Generally, under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds) but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act allows the Fund to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

While the Fund is subject to the 3% Limitation with respect to ETFs as described above, an ETF may have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund's purchase of that ETF's shares, provided the ETF and the Fund take appropriate steps to comply with any conditions in such an SEC exemptive order. The Fund may also invest in ETFs or other mutual funds in excess of the 3% limit described above in reliance upon Rule 12d1-4 under the 1940 Act.

The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

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INVESTMENT POLICIES SPECIFIC TO THE FUND

The Fund is subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.

EQUITY INVESTING GENERALLY

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by the Fund may result in an adverse effect on the value of your investment. There can be no assurances that the Fund will be able to absorb (without significant loss of a portion of your investment) the potentially negative effects of such market decline.

STOCK MARKET VOLATILITY

Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly.

There is a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Common Stock

Common stock represents an equity (ownership) interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights, and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a

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specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities.

Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

STANDARD & POOR'S DEPOSITARY RECEIPTS

The Fund may invest in Standard & Poor's Depositary Receipts (“SPDRs”). SPDRs are units of beneficial interest in an investment company, which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor's 500 Stock Index (the “S&P 500 Index”) or the Dow Jones Industrial Average (the “DJIA”). SPDRs are listed on the NYSE ARCA Exchange (the “Exchange”) and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index or the DJIA. The value of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Fund. Moreover, the Fund's investment in SPDRs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other expenses. Additionally, the respective investment companies may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between the investment company and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and the investment company. Under these type circumstances, the value of the SPDRs held by the Fund will have a negative impact on the net asset value of the Fund.

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DERIVATIVES

CALL OPTIONS

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

PUT OPTIONS

A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period. The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates. There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that the Fund may own or seek to own.

OPTIONS ON FUTURES CONTRACTS

The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

OPTIONS ON STOCK INDEX FUTURES

Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future.

If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

DEALER OPTIONS

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to an exchange's clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the Fund's options strategies depends on the ability of the Adviser to correctly forecast interest rate and market price movements. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to affect closing transactions at any particular time or at an acceptable price.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law, and unless otherwise specified in the prospectus, the Fund may invest in futures contracts and related options for hedging purposes, such as to manage the risk profile of the Fund's portfolio. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery

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month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.

The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade known as “contract markets” approved for such trading by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, for U.S. federal income tax purposes. See “Taxation” below.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as “initial margin”. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract on security, and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker.

The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions, which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The Adviser, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) so that the Adviser, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the CEA. For the Adviser to remain eligible for the relief, the Fund will be limited in its ability to gain exposure to certain financial instruments, including futures and options on futures and certain swaps (“commodity interests”). In the event that the Fund’s direct or indirect exposure to commodity interests does not comply with the requirements of Rule 4.5,

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the Adviser may be required to register as a commodity pool operator and/or commodity trading advisor with the U.S. Commodity Futures Trading Commission with respect to the Fund. Accordingly, the Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return.

The Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes can limit the extent to which the Fund invests in commodity-related instruments.

Note about Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known.

While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements will expose the Fund to new kinds of risks and costs.

Rule 18f-4 under the 1940 Act, which became effective August 19, 2022, governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.

TEMPORARY INVESTMENTS

The Fund may, as a temporary defensive measure, invest without limitation in short-term debt securities and money market securities with a rating of A2-P2 (or determined by the Adviser to be of similar credit quality) or higher.

In order to have funds available for redemption and investment opportunities, the Fund may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Fund will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances purchased by the Fund will be guaranteed by U.S. banks having total assets at the time of purchase in excess of $1

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billion. The Fund anticipates that not more than 10% of its total assets will be invested or held in cash at any given time, except when the Fund is in a temporary defensive posture.

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations ("CDOs"). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables, and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated by S&P Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

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The Fund may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-ended investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequently to the purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also

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gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes, and commercial paper). The Fund considers corporate debt securities to be of investment grade quality if they are rated, at the time purchased, in the top four categories by a rating agency such as BBB- or higher by S&P; or Baa3 or higher by Moody’s, or, if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral, and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund. The Fund's investments in debt instruments may be in the form of a zero-coupon bond or other original issue discount ("OID") instruments. The following risks are created by investing in OID instruments.

a)	The higher interest rates of OID instruments reflect the payment deferral and credit risk associated with them. Investors in the Fund share the risks and rewards of OID and market discount. These risks, however, are not shared by the Adviser, who in the case of payment-in-kind ("PIK") loans, collect higher asset-based fees with no deferral of cash payments and no repayment obligation to the Fund if any of these loans are uncollectible.

b)	OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

c)	OID instruments generally represent a significantly higher credit risk than coupon loans.

d)	OID income received by the Fund may create uncertainty about the source of the Fund's cash distributions. For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by shareholders, Section 19(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) does not require that shareholders be given notice of this fact by reporting it as a return of capital.

e)	In the case of PIK debt, the deferral of PIK interest has the simultaneous effects of increasing the assets under management and increasing the management fee at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

Depositary Receipts

Sponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize the administration of the ADR. Many of the risks described below regarding foreign securities apply to investments in ADRs. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of

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the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, the risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Securities

Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Forward Contracts

The Fund may use forward contracts to achieve substantially similar strategies as those executed using futures contracts. A forward contract is an obligation to purchase or sell an asset at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the asset at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may engage in forward contracts for hedging or investment purposes. Forward contracts are not traded on regulated exchanges and incur the risk of default by the counterparty to the transaction.

Foreign Currency Transactions

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The Fund may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates or as an investment strategy. Forward currency contracts are not traded on regulated commodities exchanges. A Fund entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when the Fund seeks to close out a foreign currency futures or forward currency position, in which case the Fund might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although the Fund values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies

The Fund may invest in call and put options on domestic and foreign securities and foreign currencies. The Fund may purchase and write call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated, or as an investment strategy. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Fund will purchase options on foreign currencies for hedging purposes and may also speculate in options on foreign currencies. The Fund may invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will typically purchase exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event that no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Swap Agreements

The Fund may enter into swap agreements for the purpose of attempting to gain exposure to equity, debt, commodities, or other asset markets without actually purchasing those assets, or to hedge a position. Swap

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agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer or group of issuers) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuers or group of issuers default.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

High Yield Securities

The Fund may invest in high yield securities as a non-principal strategy. High yield, high risk bonds are securities that are generally rated below investment grade by the rating agencies (e.g., BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade

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bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Risk Factors on High Yield Securities

Greater Risk of Loss. These securities are regarded as predominantly speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes, or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund will experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower-rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally insured savings and loan associations to divest their investments in high-yield, high-risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund's investments in lower-rated securities.

High-yield, high-risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

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Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds commonly sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less-developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Income Trusts

The Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the "unitholders." Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or "trust units" are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit's market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offered in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long-term capital assets (e.g., pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasted asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Loan-Focused ETFs

The Fund may indirectly invest in loan assets through loan-focused ETFs that invest primarily in loans and loan participations. These loans include commercial loans, bank loans, bridge loans, debtor-in-possession ("DIP") loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired by an ETF, through loan

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participations and assignments, or on a when-issued basis. Generally, loans are subject to credit risk, including lower-rated debt ("junk bond") risk, liquidity risk and interest rate risk as well as specific risks described below.

Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. Investments in bank loans may be acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally traded floating and fixed-rate debt securities. Borrowers may have low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments may be subject to restrictions on resale and have limited trading in secondary trading markets. When an ETF purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. Rising interest rates may strain a floating rate borrower's ability to repay.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans but may be structured as junior loans. A delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the only recourse will typically be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as Ginnie Mae, Fannie Mae and Freddie Mac. The Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

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While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable-rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets").

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final

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distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

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Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal amounts of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal amounts at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable-rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system ("FHLB") was created in 1932 pursuant to the Federal Home Loan Bank Act. FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000-member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, ensures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

FHLB is also one of the world's largest private issuers of fixed-income debt securities, and the Office of Finance serves as FHLB's central debt issuance facility. Debt is issued in the global capital markets, and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of FHLB banks. The bonds or discount notes will not limit other indebtedness that FHLB banks may incur, and they will not contain any financial or similar restrictions on FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, FHLB banks may incur other indebtedness such as secured joint and several obligations of FHLB banks and unsecured joint and several obligations of FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

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Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

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Publicly Traded Partnerships and Master Limited Partnerships

The Fund may invest in publicly traded partnerships ("PTPs") and master limited partnerships (“MLPs”). PTPs are limited partnerships, the interests in which (known as "units") are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. Certain MLPs may not be considered publicly traded. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships, or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP or MLP, he or she becomes a limited partner. PTPs and MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may "roll up" into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP or MLP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt. A corporation may fully convert to a PTP or MLP, although since 1986 the tax consequences have made this unappealing, a newly formed company may operate as a PTP or MLP from its inception.

There are different types of risks to investing in PTPs and MLPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP or MLP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTPs or MLPs which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect PTP’s or MLP's revenue stream negatively. PTPs and MLPs also carry some interest rate risks. During increases in interest rates, PTPs or MLPs may not produce desired returns to shareholders.

Real Estate Investment Trusts ("REITs")

The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any extended credit. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

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•	limited financial resources;
•	infrequent or limited trading;
•	more abrupt or erratic price movements than larger company securities; and
•	in addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act. At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account asset (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk of investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund will also incur fees and other transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with

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its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead, they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS purchase price and its face value.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage

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Association (Fannie Mae) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Underlying Funds

The Fund may invest a portion of its assets in corporations (including foreign corporations), limited partnerships and other pooled investment vehicles, including those commonly known as hedge funds (i.e., investment vehicles that are excluded from the definition of investment company under Section 3(c)(1) or 3(c)(7) of the 1940 Act) ("Underlying Funds"). Hedge fund investments, if any, are limited to 10% of Fund assets. Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading adviser, pursuant to a proprietary strategy. The Underlying Funds may use a form of leverage often referred to as "notional funding." That is, the nominal trading level for an Underlying Fund will exceed its cash assets. For example, if the Underlying Fund manager wants the Underlying Fund to trade a $200,000,000 portfolio (the "nominal trading level") the Underlying Fund's margin requirement may be $50,000,000. The use of leverage will increase the volatility of an Underlying Fund's returns and will magnify losses during unfavorable market or declining market conditions. In addition, the leverage may make the Underlying Funds subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal. However, additional funds to meet margin calls are available only to the extent of the Underlying Fund's assets and not from the Fund. Underlying Fund management fees may be based on the nominal trading level and not the cash assets of the Underlying Fund. For illustration purposes only, assume an Underlying Fund has assets of $50 million. The Underlying Fund is notionally funded and uses a nominal trading level of $200 million. The Underlying Fund pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Fund's trading account. The Underlying Funds are typically offered privately and no public market for such securities will exist.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to fund such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described the Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis, only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the

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Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous. The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchasing until it has paid for and delivered on the settlement date.

Bitcoin-Related Investments

The Fund may invest up to 5% of its net assets to gain exposure indirectly to both Bitcoin, through shares of Grayscale® Bitcoin Trust ETF, ProShares Bitcoin ETF, and Bitcoin futures contracts. The Fund does not make direct investments in Bitcoin. For purposes of this 5% limit, these investments are measured at market value and futures at notional value, respectively. The Adviser seeks to take “long” positions prior to or at the outset of upward price trends; and seeks to take “short” positions in or sell securities or assets prior to or early in downward price trends.

Bitcoin Risk

Bitcoin may experience very high volatility and related investment vehicles may be affected by such volatility. As a cryptocurrency, Bitcoin operates without central authority and is not backed by any government. Federal, state, or foreign governments may restrict the use and exchange of Bitcoin, and regulation in the U.S. is still developing. Increased regulation might tend to depress the price of Bitcoin. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers, or malware. Bitcoin transactions are irrevocable and stolen or incorrectly transferred Bitcoins may be irretrievable. As a result, any incorrectly executed Bitcoin transactions could adversely affect the value of the Fund’s investment in the Grayscale® Bitcoin Trust ETF. Shares of the Grayscale® Bitcoin Trust ETF may trade at a premium or discount to the net asset value of the Grayscale® Bitcoin Trust. Historically, Grayscale® Bitcoin Trust ETF has traded at both a significant premium and discount. As a Bitcoin futures-related fund, ProShares Bitcoin ETF, is subject to imperfect correlation between Bitcoin futures and Bitcoins, as well as futures liquidity risk. There may not be a liquid market for Bitcoin futures contracts. The Adviser has limited experience with Bitcoin and Bitcoin-related instruments.

Cryptocurrency exchanges and other trading venues on which Bitcoin trades are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Bitcoin trading venues may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Some Bitcoin exchanges lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent price crashes. As a result, the prices of Bitcoin on exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

Currently, there is relatively limited use of Bitcoin in the retail and commercial marketplace in comparison to relatively extensive use as a store of value, thus contributing to price volatility that could adversely affect its price. A lack of expansion by Bitcoin into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of Bitcoin, either of which could adversely impact an investment in the Fund.

Subchapter M of the Internal Revenue Codes of 1986, as amended, requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain Bitcoin related instruments in which the Fund may invest will not be treated as “qualifying income” for purposes of the 90% income requirement. If the Fund does not meet the 90% qualifying income threshold it will be subject to tax penalties and may lose its regulated investment company status under subchapter M.

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CYBER SECURITY

Like other funds and business enterprises, the Fund, the Adviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing the Fund’s operations. For example, the Fund’s or their service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading).

In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of cyber-security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value. New ways to carry out cyber-attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber-attack.

INVESTMENT RESTRICTIONS

In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this Statement of Additional Information, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to the Fund individually, without the vote of a majority of the Fund's outstanding securities, as defined in the 1940 Act, as amended. Non-fundamental investment restrictions of the Fund may be changed by the Board of Trustees.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As fundamental investment restrictions, the Fund will not:

1.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer;

2.	Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 3 below;

3.	Borrow amounts in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, the Fund may pledge or hypothecate up to 33 1/3% of the value of its total assets;

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4.	Act as an underwriter of securities of other issuers, except as far as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of the Fund's portfolio securities;

5.	Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts (but the Fund may invest in financial futures);

6.	Make loans, in the aggregate, exceeding 33 1/3% of the Fund's total assets or lend the Fund's portfolio securities to broker-dealers if the loans are not fully collateralized;

7.	Invest in other registered investment companies, except as permitted by the 1940 Act;

8.	Purchase from or sell to any officer or trustee of the Trust or its Adviser any securities other than the shares of beneficial interest of the Fund; or

9.	Concentrate investments, or invest 25% or more of its assets, in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

The Fund will not:

1.	Acquire securities for the purpose of exercising control over management;

2.	Invest more than 15% of its net assets in illiquid securities. In the event that such illiquid securities comprise more than 15% of the Fund's net assets due to appreciation or other like cause not related to direct investment, the Fund shall not purchase additional portfolio securities until such time as the Fund holds 15% of net assets or less in such illiquid securities; or

Unless otherwise indicated and except for fundamental restriction No. 3 and non-fundamental restriction No. 2 above, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions and will not compel the Fund to dispose of such security or other asset.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in the annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund is required to file monthly a schedule of portfolio holdings with the SEC on Form N-PORT. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the relevant Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may also, from time to time, list the Fund's top ten holdings on its website. The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the relevant Fund has filed a Form N-CSR or Form N-PORT with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

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Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Distributor, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Distributor, the Transfer Agent, the Fund Accounting Agent, and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or Adviser. Additionally, the Adviser, the Subadviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings except pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, commonly referred to as the Securities Whistleblower Incentives Protection. The Fund's Chief Compliance Officer monitors compliance with these procedures and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. "Conditions of Confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund's Adviser, Distributor, Transfer Agent, Fund Accounting Agent, and Custodian contain confidentiality clauses, which the Board and these parties have determined to extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the nonpublic information. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustees until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this SAI the Fund is the sole series of The North Country Funds. The Board generally meets at least four times a year to review the progress and status of the Fund.

Board Leadership Structure

The Trust is led by Catherine Ayers-Rigsby, who has served as the Chairperson of the Board and President since February 2025. Ayers-Rigsby is an interested person of the Trust under the 1940 Act by virtue of her status as an interested person (officer) of the Trust's investment adviser and its principal underwriter. The Board of Trustees is comprised of two interested person Trustees ("Interested Trustees") and three independent Trustees, those who are not interested persons of the Trust under the 1940 Act ("Independent Trustees"). The Independent Trustees have not selected a Lead Independent Trustee. Additionally, because certain 1940 Act governance guidelines may apply to the Trust from time to time, the Independent Trustees will meet in executive session, at least quarterly. The Chairperson of the Board, in her capacity as a Trustee and officer is generally responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies

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including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have an executive Chairperson of the Board, who also serves as President (principal executive officer) and who is seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that the Chairperson, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Fund and each shareholder because of the Board's collective business acumen and strong understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of two Interested Trustees and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibility. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Charles R. Ranson has more than 20 years' experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. He is also familiar with the regulatory framework and restrictions under which investment companies must operate. He has served for over a decade as a Trustee and Audit Committee member of Advisors Preferred Trust. Additionally, he has served for nearly a decade as a Trustee, Audit Committee member, and Chair of the Governance Committee of Northern Lights Fund Trust IV, a multiple fund mutual fund and ETF investment company complex. He is also familiar with a variety of regulatory environments based on his years of experience as a partner in a business consultancy. He holds a Juris Doctor degree from Florida State University, a Master's degree in Public Administration from Harvard University's Kennedy School of Government, and a Bachelor's degree from Florida Presbyterian (now Eckerd) College.

Mr. Felix Rivera has over 20 years of business experience in investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. He has served for over a decade as a Trustee and Chairman of the Audit Committee of Advisors Preferred Trust. Additionally, he serves as a Trustee for an SEC-registered closed-end fund and a multiple fund ETF investment company. He has also served in multiple management roles for an SEC-registered investment adviser and in multiple roles for a broker-dealer. He holds several FINRA licenses as well as a Bachelor's degree from Baruch College in New York City.

Mr. David Feldman has over two decades of business experience in the financial services industry and brokerage business and is familiar with the regulatory framework and restrictions under which investment companies must operate. Since 2017, he has served as a Trustee and Audit Committee member of Advisors Preferred Trust. He has served as a Vice President, Head of Intermediary Sales for Baron Capital, Inc. a broker-dealer with a focus on sales of affiliate proprietary mutual funds and privately offered funds. He held a similar position at Columbia Management Distributors, Inc. for over a decade. He has held several FINRA licenses and holds a Bachelor of Science degree from the University of Massachusetts at Amherst.

Mr. Brian S. Humphrey has over a decade of business experience in the financial services technology industry and brokerage business and is familiar with the regulatory framework and restrictions under which investment companies must operate. He has served for over a decade as a Trustee of Advisors Preferred Trust as well as a Managing Director-Sales of Advisors Preferred LLC and Ceros Financial Services, Inc. (which is affiliated by ownership to Advisors Preferred LLC). He holds several FINRA licenses and focuses his sales and marketing activities on expanding distribution for mutual funds advised by Advisors Preferred LLC predominately via

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registered investment advisors and independent broker dealer channels. He also holds a Bachelor of Science degree in Finance from Rider University.

Ms. Catherine Ayers-Rigsby has over 25 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. She has served for over a decade as Trustee, Chairperson and President of Advisors Preferred Trust, an SEC-registered investment company mutual fund complex with 21 funds and over $1.7 billion in assets. Since 2009, she has also served as President of Ceros Financial Services, Inc. (which is affiliated by ownership to Advisors Preferred LLC). Additionally, since 2011, she has served as CEO of Advisors Preferred LLC. She also holds the Chartered Financial Analyst (CFA) designation and holds a Bachelor's degree from the University of North Carolina, Chapel Hill.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The names of the Trustees and Principal Officers are listed below along with a description of their principal occupations over at least the last five years.

Disinterested Trustees

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee in Past Five Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since February 2025	Principal, Ranson & Associates (business consultancy) (since 2003)	22	Advisors Preferred Trust (21 series) since 2012; and Northern Lights Fund Trust IV (39 series) (since 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since February 2025	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011).	22	Advisors Preferred Trust (21 series) since 2012; Alpha Alternative Assets Fund (since Nov. 2022); and Roundhill ETF Trust (14 series) (since October 2023)
David Feldman Born: 1963	Trustee	Indefinite, since February 2025	Independent Consultant (since January 2015).	22	Advisors Preferred Trust (21 series) since 2017
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(1) Unless otherwise specified, the mailing address of each Trustee is c/o The North Country Funds, 1145 Research Blvd., Suite 530, Rockville, MD 20850.

(2) The "Fund Complex" consists of registered investment companies for which Advisors Preferred LLC serves as investment adviser, the Trust (1 series) and Advisors Preferred Trust (21 series).

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Name, Address (1) and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee in Past Five Years
Catherine Ayers-Rigsby(3) Born: 1948	Trustee, Chairperson, President	Indefinite, since February 2025	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc.) ("Ceros") (broker/dealer), (since August 2009); President Atcap Partners, LLC ("Atcap") (investment adviser) (since July 2011).	22	Advisors Preferred Trust (21 series) since 2012
Brian S. Humphrey(4) Born: 1972	Trustee	Indefinite, since February 2025	Director of Sales & Marketing, Ceros and Advisers Preferred, (since January 2011).	22	Advisors Preferred Trust (21 series) since 2012
Christine Casares Born: 1975	Treasurer	One year since May 2025	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (“Ultimus”) (since February 2016);	N/A	None
Angela Holland Born: 1970	Chief Compliance Officer	One year; since May, 2025

Chief Compliance Officer, Advisors Preferred, LLC (since March 2022);

Ceros (Since January 2016),

AtCap (Since March 2002);

Innovation X Advisors, Inc. (investment adviser) (since July 2022);

Compliance Manager, Advisors Preferred, LLC (April 2012 to March 2022);

Compliance Manager, AtCap (April 2012- March 2022).

				N/A	None
Jimmy Chao Born: 1971	Assistant Treasurer	One year since May 2025	Assistant Vice President, Fund Administration Ultimus (since April 2012)	N/A	None
Jeff Meacham Born: 1976	Assistant Treasurer	One year, since May 2025	Head Trader and Operations Specialists, Ceros, Advisors Preferred	N/A	None
Daniel Gibson Born: 1984	Assistant Treasurer & Secretary	One year, since May 2025	Director, Mutual Fund Operations, Advisors Preferred; Trading Execution Specialists, Ceros	N/A	None
Teresa M. Ritchie Born: 1959	Assistant Secretary	One year, since May 2025	Legal Administrator, Ultimus (since May 2012)	N/A	None

1 The address of each Trustee and officer is c/o The North Country Funds, 1445 Research Blvd., Suite 530, Rockville, MD 20850. The address of D, Gibson, A. Holland and J. Meacham is The North Country Funds,

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1445 Research Blvd., Suite 530, Rockville, MD 20850. The address of C. Casares, J. Chao, and T. Ritchie is Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

2 The “Fund Complex” consists of the series of registered investment companies for which Advisors Preferred LLC serves as investment adviser, the Trus t (1 series) and Advisers Preferred Trust (21 series)..

3 Ms. Ayers-Rigsby is an interested person Trustee because she is an officer of the Trust, and an officer of the Trust’s investment adviser.

4 Mr. Humphrey is an interested person Trustee because he is an employee of the Trust’s investment adviser.

The Trust's Audit Committee consists of Mr. Rivera, Mr. Ranson, and Mr. Feldman. The Audit Committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees. None of the audit committee members are "Interested" as defined in the 1940 Act. During the fiscal year ended November 30, 2025, the Audit Committee met twice.

The Nominating Committee and Special Proxy Voting Committee of the Board are composed of each of the Independent Trustees. Mr. Rivera acts as the chairperson of the Nominating Committee. The Nominating Committee recommends candidates for appointment or election to serve as Trustees of the Trust. The Nominating Committee met once during the fiscal year ended November 30, 2025. The Trust does not intend to accept trustee nominations submitted by shareholders, except as may be required by law. Presently, there is no legal requirement to accept trustee nominations submitted by shareholders. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s investment adviser (see Proxy Voting Policy and Procedures below). During the fiscal year ended November 30, 2025, the Special Proxy Voting Committee did not meet.

Compensation

Each Trustee who is not affiliated with the Trust, or the Adviser receives $2,000 per year plus $500 per meeting for certain special meetings, which varies based on the matters considered. The foregoing compensation is generally paid quarterly and for any special meeting as it may occur. Each Trustee is also reimbursed for any reasonable expenses incurred in attending the Meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees earned from the Fund during the fiscal year ended November 30, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex* * Paid to Directors
Charles R. Ranson	$3,000	None	None	$3,000
Felix Rivera	$3,000	None	None	$3,000
David Feldman	$3,000	None	None	$3,000
Catherine Ayres-Rigsby	None	None	None	None
Brian S. Humphrey	None	None	None	None

*The term "Fund Complex" consists of The North Country Funds and its one series, Large Cap Equity Fund.

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*The term "Fund Complex" consists of registered investment companies for which Advisors Preferred LLC serves as investment adviser, the Trust (21 series) and The North Country Funds (1 series).

MANAGEMENT OWNERSHIP

The following table shows each Trustee's ownership in securities of the Fund as of the calendar year ended December 31, 2025:

Name Of Trustee	Dollar Range Of Equity Securities In The Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustee In The Fund Family*
Charles R. Ranson	None	None
Felix Rivera	None	None
David Feldman	None	None
Catherine Ayers-Rigsby	None	Over $100,000
Brian S. Humphrey	None	$50,001 to $100,000

*Family of Investment Companies refers to The North Country Funds and its sole series, and Advisors Preferred Trust and its 21 series.

PORTFOLIO TURNOVER

In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of U.S. federal income and excise tax liabilities, the Fund must distribute substantially all of their net income and gain to shareholders generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement.

The Fund does not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

For the fiscal years ended November 30, 2024 and November 30, 2025, the portfolio turnover rates for the Fund were 3% and 3%, respectively.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund; the Trust, Distributor, and Adviser, have each adopted a Code of Ethics and procedures for implementing the provisions of their respective code. The personnel of the Trust, and Adviser are permitted to purchase securities and instruments including those that may be purchased, held or sold by the Fund, subject to the respective Code of Ethics.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 3, 2026, Arrow Bank National Association (formerly known as Glens Falls National Bank and Trust Company) had investment authority with respect to more than 50% of the outstanding shares of the Fund. Therefore, Arrow Bank National Association may be deemed to control the Fund. Any investor owning or controlling more than 50% of the value of the outstanding shares of the Fund may take actions without the approval of any other investor who invests in the Fund.

As of March 3, 2026, the following persons owned 5% or more of the Fund:

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Name And Address	Percentage Owned	Type Of Ownership
Arrow Financial Corp. P.O. Box 2162 250 Glen St. Glens Falls, NY 12801	71.42%	Beneficial

As of March 3, 2026, the Trustees and officers, as a group, beneficially owned less than 1% of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisors Preferred Trust has been retained under an Investment Advisory Agreement with The North Country Funds (the “Trust”), on behalf of the Fund, to serve as the investment adviser to the Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) and its principal office is located at 1445 Research Blvd., Suite 530, Rockville, MD 20850. The Adviser was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds. As of December 31, 2025, the Adviser had approximately $1.8 billion in assets under management. In consideration for the services rendered by the Adviser, the Fund pays the Adviser at an annual rate equivalent to 0.70% of the Fund’s average daily net assets. The Adviser has agreed, through February 26, 2027, to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses do not exceed an annual rate of 1.03%. Operating expenses with respect to the Fund, are defined to include all expenses necessary or appropriate for the operation of the Fund and including the investment advisory fee and other expenses, but does not include any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of underlying funds in which this Fund invests, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation. The Adviser has right to receive reimbursement of any excess expense payments paid by it pursuant to the expense limitation agreement in future years on a rolling three-year basis from the time such fee is waived or reimbursed, if such reimbursement can be achieved both within the 1.03% operating expense limit and within any then-current operating expense limitation. This waiver may not be terminated prior to that date without the approval of the Board of Trustees of The North Country Funds.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s portfolio. The Adviser provides the Fund with investment advice, supervises the Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.

For the fiscal years ended November 30, 2023, and November 30, 2024, the prior adviser received advisory fees of $926,711 and $910,394, respectively, from the Fund. During the portion of the fiscal year ended November 30, 2025, for which the Adviser served (commencing February 27, 2025), it earned $653,811, which was determined at an annual rate equivalent to 0.70% of the Fund’s average daily net assets. The Adviser voluntarily reimbursed a portion of the Fund’s legal fees in the amount of $44,177. During the portion of the fiscal year (concluding February 26, 2025) for which the Fund’s prior investment adviser served, it earned $229,392, which was determined at an annual rate equivalent to 0.75% of the Fund’s average daily net assets; and it waived $15,122 pursuant to a fee waiver agreement to reduce its compensation to an annual rate equivalent to 0.70% of the Fund’s average daily net assets. The prior investment adviser voluntarily reimbursed a portion of the Fund’s legal fees in the amount of $33,560.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to manage the Fund in accordance with applicable laws and regulations of the SEC regarding investment companies and investment advisers.

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In accordance with these regulations, the Adviser will not invest the Fund’s assets in stock or obligations of, or property acquired from, the Adviser, its affiliates or directors, officers or employees, and assets of the Fund will not be sold or transferred, by loan or otherwise, to the Adviser or persons connected with the Adviser as described above.

The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of the Trust or the Adviser. The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days’ written notice. No person other than the Adviser regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Fund is available the Fund’s semi-annual report to shareholders contained in Form N-CSR for the fiscal period ended May 31, 2025.

Pursuant to a Liquidity Program Administrator Agreement, the Adviser provides a Liquidity Program Administrator to the Fund to oversee the Trust's Liquidity Risk Management Program (the "Program") with respect to the Fund and provides support services related to the Fund's compliance with Rule 22e-4 under the 1940 Act through the Program. The Adviser is entitled to receive $9,000 per year plus out-of-pocket expenses from the Fund for its services. The Trust and Adviser each indemnify and hold the other party harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to a breach of the agreement or which arise out of lack of good faith, gross negligence or willful misconduct with respect to performance under or in connection with the agreement. The agreement may be terminated by either party on 90 days' notice.

Pursuant to a Compliance Consulting Agreement, the Adviser provides a Chief Compliance Officer to the Fund to oversee the Fund’s compliance with various securities related laws and regulations and the Code with respect to the Fund and provide support services for oversight of Fund service providers. The Adviser is entitled to receive $10,000 per year, plus out-of-pocket expenses from the Fund for its services. The Trust and Adviser each indemnify and hold the other party harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to a breach of the agreement or which arise out of lack of good faith, gross negligence or willful misconduct with respect to performance under or in connection with the agreement. The agreement may be terminated by either party on 90 days' notice.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246- serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the "Agreement"), subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of Ultimus or its affiliates. Ultimus and its affiliated companies, Northern Lights Compliance Services, LLC and BluGiant, LLC are owned by The Ultimus Group, LLC.

Under an Amended and Restated Fund Services Agreement dated February 27, 2025, Ultimus provides all administrative, fund accounting and transfer and dividend disbursing agency services necessary for the Fund,

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subject to the supervision of the Trust’s Board, which includes providing persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Agreement is terminable by the Board of the Trust or Ultimus on ninety days' written notice and may not be assigned by the Trust without prior written consent of Ultimus. The Agreement was initially approved by the Board of Trustees at a meeting held on May 21, 2025, and is subject to annual approval of the Board for one-year periods thereafter. The Agreement provides that in the absence of willful misconduct, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations there under, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the services rendered to the Fund by Ultimus, the Fund pays Ultimus the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays Ultimus for certain other additional expenses and out-of-pocket expenses.

Under the Agreement, Ultimus performs administrative services, including for the Fund: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor each Fund's holdings and operations for post-trade compliance with the Trust's registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily NAV; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust's Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund's independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Funds; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Funds with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds' Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the fiscal years ended November 30, 2023, November 30, 2024, and November 30, 2025, the Fund incurred administration, fund accounting and transfer agency fees of $182,801, $185,686, and $180,349, respectively.

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CUSTODIAN AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon (the “Custodian”), located at 240 Greenwich Street, New York, NY 10286, serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Under the Custody Agreement with the Custodian, Ultimus serves as custody administrator on behalf of the Fund and provides custody administration services for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

DISTRIBUTOR

Northern Lights Distributors, LLC (“the Distributor”), an affiliate of Ultimus, has entered into an Underwriting Agreement with the Trust to serve as the principal underwriter for the Fund and the distributor for the Fund's shares. The Underwriting Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Underwriting Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act. The address of the Distributor is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

LEGAL COUNSEL

Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of the Fund, are passed upon by Thompson Hine LLP, 41 S. High St., 17th Floor, Columbus, Ohio 43215.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 has been selected as Independent Registered Public Accounting Firm for the Fund.

PORTFOLIO MANAGER

Mr. Ben Warwick is the portfolio manager of the Fund. As of November 30, 2025, Mr. Warwick was responsible for the management of the following types of accounts other than the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mr. Warwick is compensated for his services based on the net assets of the Fund paid by the Adviser. His compensation is not based on the Fund’s pre- or after-tax performance.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of November 30, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Ben Warwick	None
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When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

The Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and subject to policies established by the Board of Trustees, as amended from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board may issue from time to time. The Adviser will select broker dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser typically selects Ceros Financial Services, Inc., an affiliated broker/dealer to execute securities transactions, while transactions for futures and other derivatives are executed with non-affiliated brokers. In executing transactions through its affiliated broker/dealer, the Adviser will at all times comply with SEC Rule 17e-1 under the 1940 Act.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

For the fiscal years as indicated below, the Fund paid brokerage commissions on transactions as follows, some of which was paid to Ceros during fiscal year ending 2025. The Adviser began using Ceros when it commenced services to the Fund.

Fiscal Year Ended November 30	Brokerage Commissions	Brokerage Commissions Paid to Ceros	Total Amount of Securities Transactions Executed by Ceros
2023	$3,493	$0	$0
2024	$1,812	$0	$0
2025	$1,455	$1,345	$19,621,377

“Soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow the Adviser to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Fund at this time pays no brokerage commissions under soft dollar arrangements.

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TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

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In General

The Fund has elected to be treated and intends to qualify for treatment each year as a “regulated investment company” (“RIC”) under Subchapter M of the Code. By so qualifying, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends.

To qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (1) in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or two or more issuers, that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (2) in the securities of one or more QPTPs; and

(c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid–generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such taxable year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a QPTP (a partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).

In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.

In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund were to fail to meet the tests described in paragraphs (a), (b) and (c) above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or

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disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such a failure for any year, or if the Fund were otherwise to fail to qualify as a RIC that is accorded special tax treatment under Subchapter M of the Code for such year, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income.Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or later if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.

For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or later if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. The Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by the Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

As of November 30, 2025, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other book/Tax Differences	Unrealized Appreciation/ Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
$451,924	$3,103,833	$0	$0	$0	$99,518,332	$103,038,089

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In addition, under Code sections 382 and 383, if the Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Under the Code, distributions are taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders will generally be subject to U.S. federal income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that the Fund owned for one year or less, except that “qualified dividend income” received by certain noncorporate shareholders, as described below, is taxed at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions that are attributable to the excess of the Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income, regardless of the length of time such shareholder has held his or her Fund shares. Long-term capital gain or loss are generally recognized on securities held by the Fund for more than one year, and short-term capital gain or loss on securities held for one year or less. For U.S. federal income tax purposes, any distribution that is paid to shareholders in January is deemed to have been paid by the Fund on December 31 of the preceding year if it was declared and payable to shareholders of record by the Fund on a date in October, November or December of the prior calendar year. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income” that is eligible for taxation at net capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend is not treated as qualified dividend income at either the Fund or shareholder level (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund may be eligible for the dividends-received deduction generally available to corporations, to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend

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with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds))

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares.

Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. The Fund is required to distribute realized income and gains even when the Fund’s net asset value also reflects unrealized losses.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer (the Trust's Chief Compliance Officer), an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Any gain or loss realized from the sale or redemption of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, any loss realized on the sale of Fund shares held by a shareholder for six months or less, will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder redeemed. See the Fund’s Prospectus for more information.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to certain shareholders (“backup withholding”). Backup withholding will generally be required for shareholders who: (i) fail to provide the Fund with their correct taxpayer identification number, (ii) have under-reported certain income, (iii) fail to make required certifications, or (iv) who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax.

Any such withheld amounts may be credited against the shareholder's U.S. Federal income tax liability provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Fund

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation,(ii) the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that

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amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and(iii)the rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, the IRS and the Department of Treasury have announced their intent to issue proposed regulations providing that Section 451 does not apply to accrued market discount. If Section 451 were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements, even if the Fund does not otherwise elect to accrue market discount currently for federal income tax purposes.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity, that is, at a premium, the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”).

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a qualifying real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income

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(“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year.

Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFICs income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts certain foreign currency positions and certain listed non-equity options) entered into by the Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing, and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or

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guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

The Fund’s investments in commodity-linked instruments, if any, can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income, if any. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax.

In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund’s yield on (and taxable income attributable to) securities subject to such taxes.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the

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December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Non-U.S. Investors

Fund investors that are not “U.S. persons” within the meaning of the Code should consult their tax advisors with respect to the specific tax consequences to them of purchasing, holding, and disposing of shares of the Fund.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays.

If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The U.S. federal income tax discussion set forth above is for general information only and is only a summary of some of the tax considerations generally affecting the Fund and their shareholders. No attempt has been made to discuss individual tax consequences.

To determine whether the Fund is a suitable investment based on their tax situation, prospective investors should consult their tax advisor regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund as well as the effects of foreign, state and local tax law and any proposed tax law changes.

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PURCHASE OF SHARES

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV value per share plus sales charges, if any. In addition to issuing shares in exchange for cash, the Fund may issue shares in exchange for securities (in kind) at its discretion. The minimum initial investment in the Fund is $500 and the minimum subsequent investment for all accounts is $100.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Regular Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail The North Country Large Cap Equity Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

REDEMPTION OF SHARES

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times (a) when the NYSE is closed for other than customary weekend or holiday closings, (b) when trading on said stock exchange is restricted for any reason, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, the certificates of corporate authority and waiver of tax required in some states when settling estates.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate frequent purchase and redemption Fund shares, commonly referred to as market timing that it considers abusive. Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy requiring the Fund's transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity. The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by a Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared as dividends and paid annually for the Fund. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

Distributions from the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

PRICING OF SHARES NET ASSET VALUE

Fund shares are valued (per-class NAV per share) at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) each day the NYSE is open for business. For a description of the methods used to determine the NAV, see "How Shares Are Priced" in the prospectus.

Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of 4:00 p.m. (or earlier if the NASDAQ closes early). Lacking the last sale price, an equity security is generally valued by the pricing service at the mean of the last bid and ask price as of 4:00 p.m. (or earlier if the NASDAQ closes early). When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations available as of the NYSE close but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately

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reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Funs does not intend to redeem shares in any form except cash. The Fund reserves the right to honor requests for redemption or repurchase orders made by shareholders during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request in excess of the amount is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning if the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

PROXY VOTING POLICY AND PROCEDURES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, or its delegate. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with Adviser's proxy voting policies. The Board of Trustees shall make the proxy voting decision that, in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser's proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Adviser’s policies and procedures are attached as Appendix A.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request by calling toll-free, 1-888-350-2990, by visiting the Fund’s website at https://www.advisorspreferred.com/the-north-country-funds or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-888-350-2990 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The Fund’s financial statements and the report of the Fund’s Independent Registered Public Accounting Firm, required in the SAI, are hereby incorporated by reference to the Fund’s Annual Report for the fiscal year ended, November 30, 2025. You can obtain a copy of the Fund’s financial or Annual Report , free of charge, by calling the Fund at (888)350-2990. or by visiting https://www.advisorspreferred.com/the-north-country-funds.

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APPENDIX A

PROXY VOTING POLICY

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Adviser will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regards to companies in the investment portfolio of the Fund(s). The Adviser's primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. The Adviser will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Adviser's votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Proxies

1. All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2. The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a) A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b) The Operations Unit will determine which of the Advisory Clients holds the security to which the proxy relates;

(c) Proposals Specific to Mutual Funds

Adviser serves as investment adviser to certain investment companies under the Northern Lights Fund Trust II. These funds invest in other investment companies that are not affiliated ("Underlying Funds") and are required by the Investment Company Act of 1940, as amended (the "1940 Act") Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

(d) Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e) If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1. As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and its Advisory Clients. This examination will include (but will

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not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2. If a conflict is identified and deemed "material" by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3. With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients in order to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a) Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b) Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1. Copies of these proxy voting policies and procedures, and any amendments thereto;

2. A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

3. A record of each vote that the Adviser casts;

4. A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

5. A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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PART C

Item 28.	Exhibits
(a)	Agreement and Declaration of Trust, filed on September 13, 2000 in the Registrant's Registration Statement on Form N-1A, incorporated herein by reference.
(b)	Amended and Restated By-laws dated April 18, 2006, filed on March 30, 2007, in Post-Effective Amendment No.7, incorporated herein by reference.
(c)	Not Applicable.
(d) (1)	Investment Advisory Agreement with Advisors Preferred LLC filed on March 27, 2025, in Post-Effective Amendment No. 38, incorporated herein by reference.
(d) (2)	Expense Limitation Agreement with Advisors Preferred LLC filed on March 27, 2025, in Post-Effective Amendment No. 38, incorporated herein by reference.
(e)	Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC filed herewith.
(f)	Not Applicable.
(g) (1)	Custody Agreement between the Registrant and The Bank of New York filed on March 28, 2003 in Post-Effective Amendment No. 2, incorporated herein by reference.
(g) (2)	Form of Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon (fka The Bank of New York) filed on March 26, 2013 in Post-Effective Amendment No.16, incorporated herein by reference.
(h)(1)	Amended and Restated Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, filed herewith.
(h)(2)	Liquidity Program Administrator Agreement between Registrant and Advisors Preferred LLC filed herewith.
(h)(3)	Compliance Consulting Agreement between Registrant and Advisors Preferred LLC filed herewith.
(i) (1)	Opinion and Consent of Thompson Hine LLP filed on March 27, 2025, in Post-Effective Amendment No. 38, incorporated herein by reference.
(i) (2)	Consent of Thompson Hine LLP filed herewith.
(j)	Consent of Cohen & Company, Ltd. filed herewith.
(k)	Not Applicable.
(l)	Form of Purchase Agreement, filed on December 21, 2000 in Pre-Effective Amendment No. 1, incorporated herein by reference.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p) (1)	Code of Ethics of Advisors Preferred LLC filed on March 27, 2025, in Post-Effective Amendment No. 38, incorporated herein by reference.
(p) (2)	Revised Code of Ethics of Registrant filed on January 29, 2010 in Post-Effective Amendment No.10, incorporated herein by reference.
(p) (3)	Code of Ethics of the Ultimus Group, LLC Subsidiaries (Northern Lights Distributors, LLC is a subsidiary of the Ultimus Group, LLC) - filed on March 29, 2023 in Post-Effective Amendment No. 36 incorporated by reference.

(q)(1)	Powers of Attorney filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

Not applicable

Item 30.	Indemnification.

(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) Reference is made to Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust dated June 1, 2000, filed on September 13, 2000, in the Registration Statement on Form N-1A, incorporated herein by reference.

(c) Reference is made to Article 4 of the Registrant’s Amended and Restated By-laws dated April 18, 2006, filed on March 30, 2007, in Post-Effective Amendment No.7, incorporated herein by reference.

(d) Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy.

(e) Reference is made to Sections 8 and 9 of The Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC (“NLD”), (filed as Exhibit (e) and incorporated by reference herein), which provides for reciprocal indemnity of NLD and the Registrant.

(f) Reference is made to Section 4 of the Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC (Ultimus), (filed as Exhibit (h)(1) and incorporated by reference herein), which provides for reciprocal indemnity of Ultimus and the Registrant.

(g) Reference is made to Section VI.B of the Compliance Consulting Agreement between the Registrant and Advisors Preferred LLC (filed as Exhibit (h)(3) and incorporated by reference herewith).

(h) Reference is made to Section VII.B of the Liquidity Program Administrator Agreement between the Registrant and Advisors Preferred, LLC (filed as Exhibit (h)(2) and incorporated by reference herewith).

Item 31.	Business and Other Connections of Investment Advisers.

Besides serving as investment adviser to each Fund, the Adviser is not currently (and has not during the past two years) engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, vocation or employment of a substantial nature of the Adviser and its officers is incorporated by reference to the information contained in Part B of this Registration Statement.

The information required by this Item 31 with respect to each officer, director or partner of the Adviser is incorporated by reference to Form ADV filed by Advisors Preferred LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-72430).

Item 32.	Principal Underwriters.

(a)       Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following: Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc.,

Capitol Series Trust, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, CIM Real Assets & Credit Fund, Princeton Everest Fund, The Saratoga Advantage Trust, Segall Bryant & Hamill Trust, Texas Capital Funds Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Manager’s Trust, Unified Series Trust, Valued Advisers Trust, and Zacks Trust.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. NLD is an affiliate of Ultimus. To the best of Registrant’s knowledge, the following are the managers and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
William Strait	Secretary, General Counsel, and Manager	None
Stephen Preston	Chief Compliance Officer and AML Compliance Officer	None
Gregory A. Evans	Financial Operations Principal	None

(c)       Not applicable.

Item 33.	Location of Accounts and Records

The accounts and records of the Trust required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are located, in whole or in part, at Ultimus, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 (records relating to its functions as Administrator and Fund Accountant); at Ultimus, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its function as Transfer Agent). Custodial records are maintained at the offices of The Bank of New York Mellon, the Custodian, located at 240 Greenwich Street, New York, New York 10286. Investment adviser records are maintained at the offices of Advisors Preferred LLC, the Adviser, at 1445 Research Blvd, Suite 530, Rockville, MD 20850.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 26th day of March, 2026.

THE NORTH COUNTRY FUNDS

By: Catherine Ayers-Rigsby*

President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Catherine Ayers-Rigsby*	Trustee	March 26, 2026

Brian S. Humphrey*	Trustee	March 26, 2026

Charles R. Ranson*	Trustee	March 26, 2026

Felix Rivera*	Trustee	March 26, 2026

David Feldman*	Trustee	March 26, 2026

Catherine Ayers-Rigsby*	President, Principal Executive Officer	March 26, 2026

Christine Casares*	Treasurer, Principal Financial Officer	March 26, 2026

* Pursuan to powers of attorney filed herewith.

By: /s/ Philip Sineneng

Name:       Philip Sineneng

Title:       Attorney-in-Fact

Date:       March 26, 2026

EXHIBIT INDEX

Item 28 Number	Description of Exhibit
(e)	Underwriting Agreement
(h)(1)	Amended and Restated Fund Services Agreement
(h)(2)	Liquidity Program Administrator Agreement
(h)(3)	Compliance Consulting Agreement
(i)(2)	Consent of Thompson Hine LLP
(j)	Consent of Cohen & Company, Ltd.
(q)(1)	Powers of Attorney